UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 7, 1997
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            COVOL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


     Delaware                       0-27803                  87-0547337
-------------------------     -------------------         ---------------------
(State or other juris-         (Commission File            (IRS Employer
diction of incorporation)           Number)                 Identification No.)



   3280 North Frontage Road
         Lehi, Utah,                                     84043
   ------------------------                            -----------
   (Address of principal                               (Zip Code)
      executive offices)


                                 (801) 768-4481
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         On July 7, 1997, and in reliance on Regulation S of the Securities Act of 1933, as amended ("Regulation S"), Covol Technologies, Inc. (the "Company") received additional funds and accepted additional subscriptions for the sale of 60,000 units (the "Units") from accredited non-U.S. persons (the "Non-U.S. Persons") in connection with Regulation S sales that occurred on similar units on May 26, 1997 as reported in the Company's Current Report on Form 8-K dated June 6, 1997. Each Unit consisted of (i) one share of Company common stock, $0.001 par value per share (the "Common Stock"), and (ii) a warrant to acquire one share of Company Common Stock at a price of $7.25 per share (the "Warrants"), for a total purchase price per Unit of $6.00, or a total of $360,000. The Warrants are exercisable at any time prior to the second anniversary of their issuance. On May 26, 1997, the Company sold 224,000 Units, for a total purchase price of $1,344,000 resulting in a total of 284,000 Units for an aggregate purchase price of $1,704,000 having been sold on May 26, 1997 and July 7, 1997 in connection with this Regulation S sale of securities.

         The shares of Company Common Stock issuable under the Warrants and the Finder Warrants (as defined below) have piggy-back registration rights and conditional demand registration rights. The conditional demand registration rights are triggered if within twelve (12) months from the date of subscription, the Securities and Exchange Commission imposes an additional holding period requirement on securities issued under Regulation S, other than those holding period restrictions currently in effect.

         Doyle Capital Resources, an Australian entity located at Level 32, Chifley Tower, Two Chifley Square, Sydney NSW 2000 Australia ("Doyle Capital Resources"), and Aymkone Pty Ltd, an Australian entity located at Level 4, 70 Castlereagh Street, Sydney NSW 2000 Australia ("Aymkone"), acted as finders in the sale to the Non-U.S. Persons. As compensation for acting as finders on both subscriptions, Doyle Capital Resources received a cash fee of five percent of the proceeds of such offerings and Aymkone received warrants (the "Finder Warrants") to purchase 71,000 shares of Company Common Stock at a price of $7.25 per share in connection with the May 26, 1997 sales and the July 7, 1997 sales. The Finder Warrants are exercisable at any time prior to the second anniversary of their issuance. Based upon representations made to the Company, Aymkone is also a non-U.S. person and the Finder Warrants were issued in reliance on Regulation S.
                                        2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COVOL TECHNOLOGIES, INC.
                                        ---------------------------
                                             (Registrant)


                                        /s/ Stanley M. Kimball
Date:  July 21, 1997                    -------------------------------
                                        By:  Stanley M. Kimball
                                        Title:  Chief Financial Officer